UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30, 2015

Date of reporting period:  September 30, 2015

Item 1. Reports to Stockholders.

Alpha Defensive Alternatives Fund
Class I	ACDEX

Alpha Opportunistic Alternatives Fund
Class I	ACOPX

ANNUAL REPORT

September 30, 2015

To the shareholders of the Alpha Defensive Alternatives Fund:

Thank you for your continued support of the Alpha Capital Funds. As an early proponent of daily-liquid alternative strategies, Alpha Capital Funds Management, LLC (“Alpha Capital”) has been managing our fund-of-funds investment strategies for over six years in separate account structures and over four years in a mutual fund format. As of September 30, 2015, the Alpha Defensive Alternatives Fund (the “Fund”) had net assets of $20.8 million. The Fund’s investment objective is to achieve capital preservation. In pursuing its objective, the Fund looks to emphasize absolute (positive) returns and low volatility across all market cycles.

Performance

The Fund posted a return of -5.10% (net of fees) for the fiscal year from October 1, 2014 to September 30, 2015. This performance trailed the HFRI Fund of Funds Composite Index, which returned 0.00% over the period, and the Barclays Capital U.S. Aggregate Bond Index return of 2.94%. Manager selection was the primary driver of underperformance relative to the HFRI Fund of Funds Composite Index, which is discussed in the following section. Broadly speaking, the Fund’s lack of exposure to managed futures for much of the fiscal year was a detractor from returns, as the benchmark held exposure to macro funds such as managed futures, which performed well during the fiscal year period. The Fund underperformed the Barclays Capital U.S. Aggregate Bond Index during the one-year period as interest rates moved lower and corporate bonds performed well; the Fund did not hold significant exposure to traditional U.S. duration or corporate bonds. We were very disappointed with the Fund’s performance over the trailing fiscal year, and we spent significant time during the first quarter of 2015 reviewing our investment process and our portfolio positioning. We believe in investing in high-quality funds for the long term and building diversified portfolios which we believe withstand difficult investment environments. The Fund’s one-year results, while disappointing, have not changed our convictions. Additionally, we were pleased with the Fund’s performance in the third quarter of 2015, when the Fund returned -0.84% relative to -3.55% for the HFRI Fund of Funds Composite Index during a challenging market environment; it did trail the Barclays Capital U.S. Aggregate Bond Index, however. Please see the table below for results compared to broad market indices:

Average Annual Total Returns as of September 30, 2015

			Annualized Returns
		Year-			Since
		to-			Inception
	6 Months	date	1 Year	3 Years	(1/31/2011)
Alpha Defensive
Alternatives Fund (ACDEX)	-2.96%	-3.36%	-5.10%	-0.59%	0.84%
HFRI Fund of Funds
Composite Index	-3.35%	-0.93%	0.00%	4.17%	2.08%
Barclays Capital U.S.
Aggregate Bond Index	-0.47%	1.13%	2.94%	1.71%	3.59%

Gross Expense Ratio 2.37%, Net Expense Ratio 2.44%. The Advisor has contractually agreed to waive fees or recoup expenses through January 27, 2016.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-925-7422.

Portfolio Changes and Performance Attribution

During the most recent fiscal year ended September 30, 2015, we made several changes to our underlying funds. We replaced the AQR Diversified Arbitrage Fund (ticker: ADAIX) with the AQR Multi-Strategy Alternative Fund (ticker: ASAIX). The AQR Multi-Strategy Alternative Fund incorporates the same arbitrage strategies as the AQR Diversified Arbitrage Fund, including convertible arbitrage and event driven, but it goes further by providing the Fund with exposure to other hedge fund strategies. We replaced the Scout Unconstrained Bond Fund (ticker: SUBFX), an unconstrained bond manager, with the Angel Oak Multi-Strategy Income Fund (ticker: ANGIX), which focuses on opportunities in structured credit. Meanwhile, we liquidated the Templeton Global Total Return Fund (ticker: TTRZX). We think very highly of Dr. Michael Hasenstab, the fund’s portfolio manager, but we have chosen to allocate assets away from fixed income and into diversifying exposures in managed futures. We added two dedicated managed futures funds, the PIMCO Trends Managed Futures Strategy Fund (ticker: PQTIX) and the AQR Managed Futures Strategy Fund (ticker: AQMIX). We terminated the John Hancock Absolute Return Currency Fund (ticker: JCUIX), as we decided to move away from using currency as a dedicated asset class due to the potential tail risks. We also terminated Gotham Neutral Fund (ticker: GONIX) and BlackRock Global Long/Short Equity Fund (ticker: BDMIX) due to the high fees associated with these market neutral funds relative to their performance. We liquidated our position in the Avenue Credit Strategies Fund (ticker: ACSBX) as we chose to move away from dedicated distressed credit exposure. Lastly, we added Grizzly Short Fund (ticker: GRRZX) to provide potential downside protection in the increasingly volatile markets of the third quarter 2015.

The primary detractors from performance during the fiscal year were our hedging position in John Hancock Absolute Return Currency Fund (ticker: JCUIX), emerging markets debt manager DoubleLine Emerging Markets Fixed Income Fund (ticker: DBLEX), and infrastructure manager Deutsche Global Infrastructure Fund (ticker: TOLIX). Although we terminated John Hancock Absolute Return Currency Fund during the first quarter of 2015, it continued to drag down our trailing-year results due to a large decline in January 2015. This strategy held a sizeable short position in the Swiss franc relative to the euro in January 2015, when the Swiss National Bank abandoned the floor against the euro and the franc rose significantly in one day; this had a large negative impact on performance. Infrastructure and emerging markets have struggled due to the continued sell-off in commodities. Meanwhile, primary enhancers to performance were positions in AQR Multi-Strategy Alternative Fund (ticker: ASAIX) and Grizzly Short Fund (ticker: GRZZX) which limited losses.  Additionally, the Grizzly Short Fund added significant value in September 2015 due to short positions in energy infrastructure and other equities. Global macro manager John Hancock Global Absolute Return Strategies Fund (ticker: JHAIX) was also a boost to returns over the one-year period.

Capital Markets Review

The fourth quarter of 2014 continued many of the trends seen throughout 2014 as a whole, including U.S. equity outpacing international equity and U.S. interest rates declining. The Russell 3000® Index returned 5.24% for the quarter, which led the Morgan Stanley Capital International (“MSCI”) Europe, Australia, Far East (“EAFE”) Index return of -3.57% (in USD) and the MSCI Emerging Markets Index return of -4.50% (also in USD). It is worth noting that the MSCI EAFE Index was slightly positive in local currency terms, returning 1.77%, but the U.S. dollar’s strength drove the return into negative territory in USD terms. Within the U.S. equity market, small cap led large cap, as measured by the Russell 2000® and Russell 1000® Indexes. Oil continued to slide, ending the year down nearly 50%. In fixed income, the U.S. 10-year Treasury yield ended the year at 2.17%. The Barclays Capital U.S. Aggregate Bond Index ended on a positive note, returning 1.79% for the fourth quarter. Meanwhile, high yield was down -1.06%, as measured by the BofA Merrill Lynch High Yield Master II Index.

Early in the first quarter of 2015, currency markets were roiled by the Swiss National Bank’s surprise January 2015 decision to abandon the floor on the Swiss franc relative to the euro. This triggered a 15% one-day rise in the franc against the euro. Despite mixed data releases in Europe and the election of an anti-austerity party in Greece, the European Central Bank’s (“ECB”) announcement of planned asset purchases boosted Eurozone bond and equity markets while driving the euro lower against the dollar. U.S. equity once again posted gains, with the Russell 3000® Index up 1.80%, although it trailed the performance of non-U.S. developed markets, as the MSCI EAFE Index (USD) returned 4.88%. In local currency, the MSCI EAFE Index was up almost 11% for the quarter, though the U.S. dollar’s strength once again muted international equity returns. Emerging markets were also positive, as the MSCI Emerging Markets Index rose 2.24%. Once again, the 10-year U.S. Treasury yield declined and ended the quarter below 2%. Bonds benefited from flat to declining interest rates across the curve.

The second quarter of 2015 was a bumpy ride for markets, although absolute volatility levels remained low. The U.S. economy ended the quarter on a positive note, as unemployment fell to a new post-2008 low of 5.3% and home prices were up. U.S. equities were slightly positive for the quarter, with the S&P 500® Index returning 0.28% and the Russell 3000® Index up 0.14%. Outside of the U.S., the MSCI EAFE Index USD was up 0.62%, although it declined -1.82% in local currency terms. Emerging markets were also slightly positive, up 0.69% as measured by the MSCI Emerging Markets Index. Meanwhile, fixed income markets sold off during the quarter, and the U.S. 10-Year Treasury yield rose 0.43% by quarter end. The Barclays Capital U.S. Aggregate Bond Index lost -1.68% for the quarter. In Europe, aggressive quantitative easing by the ECB drove prices lower (and yields higher) in April 2015. Although this eased a bit in May 2015, the first five days of June 2015 saw sell-offs in Europe, Japan, Australia, and the U.S. high yield was down slightly for the quarter (-0.05% as measured by the BofA Merrill Lynch High Yield Master II Index), as was emerging markets debt (-0.34% as measured by the JPMorgan EMBI Global Diversified Index), but neither declined as much as the U.S. investment grade bond market. Oil ended the quarter at just under $60 a barrel, which provided some relief for producers but was still not in profitable territory for many energy companies.

Risk off sentiment prevailed in the third quarter of 2015. Most asset classes struggled; U.S. fixed income was one of the few bright spots with the Barclays Capital U.S. Aggregate Bond Index posting a 1.23% return. Equities were hit hard by a selloff in late August which continued into September 2015, driven by slowing growth in China and uncertainties over whether the U.S. Federal Reserve Board (the “Federal Reserve”) would raise interest rates. Overall, the S&P 500® Index posted a return of -6.44% for the quarter, leading to a -5.29% return year to date. Developed international equities were down -10.23% in USD, as measured by the MSCI EAFE Index, but slightly less in local currency terms (-8.98%). Despite capital market volatility, the U.S. economy posted broadly positive news. Second quarter gross domestic product growth was revised upward to 3.9%, far ahead of the first quarter’s meager 0.6% rate. The unemployment rate hit 5.1%, a seven year low, and new home sales climbed to their highest level since February 2008. However, inflation remained below the Federal Reserve’s stated 2% target, with a core consumer price index (“CPI”) figure of only 1.8% in August and headline CPI (which includes energy) at 0.2%. Outside of the U.S., the news was not as positive. Japan fell into deflation, Canada entered a recession, and China struggled with slowing growth while undertaking measures such as currency devaluation, rate cuts, and lowered reserve requirements. Meanwhile, Europe’s unemployment rate remained high at 11%. Several European countries made headlines towards quarter end as they dealt with an unprecedented stream of migrants from Syria and parts of Africa. In the emerging markets, slowing growth and falling commodity prices were painful. Many commodity currencies declined significantly, and Brazil was downgraded to junk status as it dealt with falling oil prices and political unrest. Speaking of oil, prices fell -24% in the third quarter alone, driven downward by excess supply in the U.S. and weakening demand from China.

Outlook

In our last letter, we remarked that volatility was likely to be higher in 2015. Three quarters into 2015, that has been observed, due to several contributing factors: continued uncertainty over the Federal Reserve’s timing on raising interest rates, slowing growth in China, corporate earnings misses in the U.S., and increased downside risks to the world economy. The International Monetary Fund downgraded growth projections for both advanced economies and emerging markets/developing economies in the October 2015 World Economic Outlook. Many of our underlying managers took the third quarter market sell-off as an opportunity to increase positions in existing portfolio names as well as initiate new positions. However, valuations remain elevated across asset classes, and this effect was not as pronounced as our underlying managers would have hoped. While markets have shown more divergence than in the past few years, valuations of individual stocks remain narrowly clustered. This effect should not persist, potentially leading to significant alpha opportunities in the future. We have deployed capital toward strategies like managed futures, which should benefit from increased volatility, and we continue to focus on managers with high quality investment processes and a long-term focus on value.

Our firm’s philosophy is that a portfolio with diversified asset classes and strategies should act as a hedge for investors from downturns while offering the potential for capital appreciation in many different market environments. The Fund is specifically designed to provide investors with exposure to numerous asset classes and investment strategies, with the expectation that some funds should perform well at any given time in an effort to help offset others who are not. Although a portfolio of 60% equities and 40% bonds has worked well over the past decade, we firmly believe that this is unsustainable and that investing in alternatives is crucial to long-term portfolio success. The Fund offers diversifiers from core fixed income such as multi-strategy fixed income and emerging markets debt as well as diversifying exposures such as managed futures and global macro. We remain committed to our philosophy and the Fund.

Thank you for your continued confidence in Alpha Capital Funds Management, LLC.

Regards,

Bradley H. Alford, CFA
Chief Investment Officer

Opinions expressed are those of Alpha Capital Funds Management, LLC, the Fund’s investment adviser, are subject to change at any time, are not guaranteed and should not be considered investment advice or a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. Because the Fund is a “fund of funds”, an investor will indirectly bear the principal risks of the underlying funds. The Fund bears its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in asset backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The underlying funds may engage in short sales, which could result in such a fund’s investment performance suffering if it is required to close out a short position earlier than it had intended.  Because the Fund invests in exchange-traded funds (“ETFs”), it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Fund’s ability to sell its shares. Investments in closed-end funds may trade infrequently, with small volume, which may make it difficult to buy and sell shares and the value of funds may be discounted to the value of the underlying securities. The underlying funds may concentrate assets in fewer individual holdings and the volatility of these funds may be higher than more diversified funds. Investments in commodities-related businesses may be more volatile than investments in more traditional businesses based on demand and other factors. The underlying funds may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

Diversification does not assure a profit or protect against a loss in a declining market.

References to other mutual funds should not to be interpreted as an offer of these securities. Quasar Distributors, LLC, is also the distributor for the DoubleLine Emerging Markets Fixed Income Fund and the Angel Oak Multi-Strategy Income Fund.

Alpha: Alpha measures risk-adjusted performance, factoring in the risk due to the specific security, rather than the overall market.  A positive alpha of 1.0 means the fund has outperformed its benchmark index by 1%, adjusted for the risk taken (as measured by beta). Correspondingly, a similar negative alpha would indicate an underperformance of 1%, adjusted for risk.

Beta: Beta is a quantitative measure of the volatility of a given stock, mutual fund or portfolio, relative to the overall market, usually the S&P 500® Index. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security’s price will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

The Barclays Capital U.S. Aggregate Bond Index is a broad based-benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976.

The HFRI Fund of Funds Composite Index is an equal-weighted index that includes both domestic and offshore fund of funds. Funds included in the index invest with multiple managers through funds or managed accounts. The fund of funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies.

The JPMorgan EMBI Global Diversified Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobond, but  limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding.

The S&P 500® Index is a capitalization-weighted index of the prices of 500 large-cap common stocks actively traded in the United States. The stocks included in the S&P 500® Index are those of large publicly held companies that trade on either of the two largest American stock market exchanges; the New York Stock Exchange and the NASDAQ.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

The Morgan Stanley Capital International (“MSCI”) Europe, Australia, Far East (“EAFE”) Index is a capitalization weighted equity index which captures large and mid cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. With 910 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed Markets countries in the MSCI EAFE Index include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

The Morgan Stanley Capital Emerging Markets Index is a capitalization weighted benchmark of foreign common stocks. The index is an aggregate of 23 individual country indices that collectively represent many of the major emerging markets countries. With 836 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The BofA Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

The Consumer Price Index (“CPI”) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance.

You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the schedule of investments for a complete list of holdings.

Investment performance reflects fee waivers and in the absence of these waivers, returns would be lower.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor.

To the shareholders of the Alpha Opportunistic Alternatives Fund:

Thank you for your continued support of the Alpha Capital Funds. As an early proponent of daily-liquid alternative strategies, Alpha Capital Funds Management, LLC (“Alpha Capital”) has been managing our fund-of-funds investment strategies for over six years in separate account structures and over four years in a mutual fund format. As of September 30, 2015, the Alpha Capital Opportunistic Alternatives Fund (the “Fund”) had net assets of $32.9 million. The objective of the Fund is to achieve long-term capital appreciation. In pursuing its objective, the Fund looks to emphasize risk-adjusted returns and lower volatility when compared to traditional broad-based equity market indices.

Performance

The Fund posted a return of -6.12% (net of fees) for the fiscal year from October 1, 2014 to September 30, 2015. This performance trailed the HFRI Fund of Funds Composite Index, which returned 0.00% over the same period, and the Barclays Capital U.S. Aggregate Bond Index, which returned 2.94%. Effective January 28, 2015, the Barclays Capital U.S. Aggregate Bond Index replaced the S&P 500® Index as a more appropriate comparative index for the Fund. Manager selection was the primary driver of underperformance relative to the HFRI Fund of Funds Composite Index, which is discussed in the following section. Broadly speaking, the Fund’s lack of exposure to managed futures for much of the fiscal year was a detractor from returns, as the benchmark held exposure to macro funds such as managed futures, which performed well during the fiscal year period. The Fund underperformed the Barclays Capital U.S. Aggregate Bond Index during the one-year period as interest rates moved lower and corporate bonds performed well; the Fund did not hold significant exposure to traditional U.S. duration or corporate bonds. We have been disappointed with the Fund’s performance over the trailing fiscal year, and we spent significant time during the first quarter of 2015 reviewing our investment process and our portfolio positioning. We believe in investing in high-quality funds for the long term and building diversified portfolios which we believe withstand difficult investment environments. The Fund’s near-term results, while disappointing, have not changed our convictions. Please see the table below for results compared to broad market indices:

Average Annual Total Returns as of September 30, 2015

			Annualized Returns
		Year-			Since
		to-			Inception
	6 Months	date	1 Year	3 Years	(1/31/2011)
Alpha Opportunistic
Alternatives Fund (ACOPX)	-3.45%	-3.45%	-6.12%	1.24%	0.92%
HFRI Fund of Funds
Composite Index	-3.35%	-0.93%	0.00%	4.17%	2.08%
Barclays Capital U.S.
Aggregate Bond Index	-0.47%	1.13%	2.94%	1.71%	3.59%
S&P 500® Index	-6.18%	-5.29%	-0.61%	12.40%	11.33%

Gross Expense Ratio 2.51%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-925-7422.

Portfolio Changes and Performance Attribution

We made several changes to our underlying fund line-up during the most recent fiscal year ended September 30, 2015. We liquidated several of our underlying fund positions, including the ASTON/River Road Independent Value Fund (ticker: ARVIX). Portfolio manager Eric Cinnamond was not finding many opportunities in the small cap space outside of precious metals miners, and his cash reserve has been significant for much of the past few years. We liquidated the AB Select U.S. Long/Short Portfolio (ticker: ASILX) and Grandeur Peak Global Opportunities Fund (ticker: GPGIX) in order to reduce the Fund’s equity exposure. Additionally, we were disappointed with the high correlation of master limited partnerships (“MLPs”) to oil in the fourth quarter of 2014. Although MLPs historically exhibit a low correlation to oil prices, there are periods when this correlation moves closer to 1; the second half of 2014 was one of those times. Our position in the Goldman Sachs MLP Energy Infrastructure Fund (ticker: GMLPX) experienced a short-term bounce in February, and we took that opportunity to liquidate it.

We terminated our position in the RiverNorth Core Opportunity Fund (“RiverNorth”) (ticker: RNCOX) as well. RiverNorth is a balanced allocation fund which utilizes closed-end funds; therefore, performance in this strategy should and has looked like a balanced index fund with a small premium added based on closed-end fund alpha. We have chosen to move away from strategies with an alternative component but a high correlation to traditional markets. Similarly, we eliminated directional positions in the Third Avenue Focused Credit Fund (ticker: TFCIX) and the Wasatch Frontier Emerging Small Countries Fund (ticker: WAFMX). We chose to replace these directional allocations with exposure to diversifiers such as managed futures. We chose the Abbey Capital Futures Strategy Fund (ticker: ABYIX) and the AQR Managed Futures HV Fund (ticker: QMHIX) for our managed futures exposure, which complement each other nicely and are poised to take advantage of trending markets. We added a factor-based quantitative strategy, the AQR Style Premia Alternative Fund (ticker: QSPIX). This fund uses an interesting relative value strategy which provides exposure to several style/factor models such as value and momentum. We also initiated a position in the Lazard Global Listed Infrastructure Portfolio (ticker: GLIFX), as we find the team’s value orientation and the defensive nature of infrastructure to be attractive.

Although we terminated both Third Avenue Focused Credit Fund (“Third Avenue”) (ticker: TFCIX) and Goldman Sachs MLP Energy Infrastructure Fund (“Goldman Sachs”) (ticker: GMLPX), these managers continue to impact our one-year results due to poor returns in the fourth quarter of 2014 and continued struggles in early 2015. Goldman Sachs performed poorly as MLPs broadly moved lower due to ongoing declines in energy prices. Meanwhile, Third Avenue’s performance struggles were driven both by market issues and by individual security selection. The strategy was ultimately down over 20%, the point at which we chose to terminate the manager. To a lesser extent, our position in long/short equity manager Boston Partners Long/Short Equity (ticker: BPLSX) also detracted value for the one-year period; however, this manager performed well in the market downturn in August 2015 and posted gains in September 2015. While portfolio manager Bob Jones’ investment style was out of favor for much of the past year, we were pleased with the downside protection Boston Partners Long/Short Equity has provided historically as well as in the most recent quarter. Additionally, the AQR Style Premia Alternative Fund (ticker: QSPIX) limited losses.

Capital Markets Review

The fourth quarter of 2014 continued many of the trends seen throughout 2014 as a whole, including U.S. equity outpacing international equity and U.S. interest rates declining. The Russell 3000® Index returned 5.24% for the quarter, which led the Morgan Stanley Capital International (“MSCI”) Europe, Australia, Far East (“EAFE”) Index return of -3.57% (in USD) and the MSCI Emerging Markets Index return of -4.50% (also in USD). It is worth noting that the MSCI EAFE Index was slightly positive in local currency terms, returning 1.77%, but the U.S. dollar’s strength drove the return into negative territory in USD terms. Within the U.S. equity market, small cap led large cap, as measured by the Russell 2000® and Russell 1000® Indexes. Oil continued to slide, ending the year down nearly 50%. In fixed income, the U.S. 10-year Treasury yield ended the year at 2.17%. The Barclays Capital U.S. Aggregate Bond Index ended on a positive note, returning 1.79% for the fourth quarter. Meanwhile, high yield was down -1.06%, as measured by the BofA Merrill Lynch High Yield Master II Index.

Early in the first quarter of 2015, currency markets were roiled by the Swiss National Bank’s surprise January 2015 decision to abandon the floor on the Swiss franc relative to the euro. This triggered a 15% one-day rise in the franc against the euro. Despite mixed data releases in Europe and the election of an anti-austerity party in

Greece, the European Central Bank’s (“ECB”) announcement of planned asset purchases boosted Eurozone bond and equity markets while driving the euro lower against the dollar. U.S. equity once again posted gains, with the Russell 3000® Index up 1.80%, although it trailed the performance of non-U.S. developed markets, as the MSCI EAFE Index (USD) returned 4.88%. In local currency, the MSCI EAFE Index was up almost 11% for the quarter, though the U.S. dollar’s strength once again muted international equity returns. Emerging markets were also positive, as the MSCI Emerging Markets Index rose 2.24%. Once again, the 10-year U.S. Treasury yield declined and ended the quarter below 2%. Bonds benefited from flat to declining interest rates across the curve.

The second quarter of 2015 was a bumpy ride for markets, although absolute volatility levels remained low. The U.S. economy ended the quarter on a positive note, as unemployment fell to a new post-2008 low of 5.3% and home prices were up. U.S. equities were slightly positive for the quarter, with the S&P 500® Index returning 0.28% and the Russell 3000® Index up 0.14%. Outside of the U.S., the MSCI EAFE Index USD was up 0.62%, although it declined -1.82% in local currency terms. Emerging markets were also slightly positive, up 0.69% as measured by the MSCI Emerging Markets Index. Meanwhile, fixed income markets sold off during the quarter, and the U.S. 10-Year Treasury yield rose 0.43% by quarter end. The Barclays Capital U.S. Aggregate Bond Index lost -1.68% for the quarter. In Europe, aggressive quantitative easing by the ECB drove prices lower (and yields higher) in April 2015. Although this eased a bit in May 2015, the first five days of June 2015 saw selloffs in Europe, Japan, Australia, and the U.S. high yield was down slightly for the quarter (-0.05% as measured by the BofA Merrill Lynch High Yield Master II Index), as was emerging markets debt (-0.34% as measured by the JPMorgan EMBI Global Diversified Index), but neither declined as much as the U.S. investment grade bond market. Oil ended the quarter at just under $60 a barrel, which provided some relief for producers but was still not in profitable territory for many energy companies.

Risk off sentiment prevailed in the third quarter of 2015. Most asset classes struggled; U.S. fixed income was one of the few bright spots with the Barclays Capital U.S. Aggregate Bond Index posting a 1.23% return. Equities were hit hard by a selloff in late August which continued into September 2015, driven by slowing growth in China and uncertainties over whether the U.S. Federal Reserve Board (the “Federal Reserve”) would raise interest rates. Overall, the S&P 500® Index posted a return of -6.44% for the quarter, leading to a -5.29% return year to date. Developed international equities were down -10.23% in USD, as measured by the MSCI EAFE Index, but slightly less in local currency terms (-8.98%). Despite capital market volatility, the U.S. economy posted broadly positive news. Second quarter gross domestic product growth was revised upward to 3.9%, far ahead of the first quarter’s meager 0.6% rate. The unemployment rate hit 5.1%, a seven year low, and new home sales climbed to their highest level since February 2008. However, inflation remained below the Federal Reserve’s stated 2% target, with a core consumer price index (“CPI”) figure of only 1.8% in August and headline CPI (which includes energy) at 0.2%. Outside of the U.S., the news was not as positive. Japan fell into deflation, Canada entered a recession, and China struggled with slowing growth while undertaking measures such as currency devaluation, rate cuts, and lowered reserve requirements. Meanwhile, Europe’s unemployment rate remained high at 11%. Several European countries made headlines towards quarter end as they dealt with an unprecedented stream of migrants from Syria and parts of Africa. In the emerging markets, slowing growth and falling commodity prices were painful. Many commodity currencies declined significantly, and Brazil was downgraded to junk status as it dealt with falling oil prices and political unrest. Speaking of oil, prices fell -24% in the third quarter alone, driven downward by excess supply in the U.S. and weakening demand from China.

Outlook

In our last letter, we remarked that volatility was likely to be higher in 2015. Three quarters into 2015, that has been observed, due to several contributing factors: continued uncertainty over the Federal Reserve’s timing on raising interest rates, slowing growth in China, corporate earnings misses in the U.S., and increased downside risks to the world economy. The International Monetary Fund downgraded growth projections for both advanced economies and emerging markets/developing economies in the October 2015 World Economic Outlook. Many of our underlying managers took the third quarter market selloff as an opportunity to increase positions in existing portfolio names as well as initiate new positions. However, valuations remain elevated across asset classes, and this effect was not as pronounced as our underlying managers would have hoped. While markets have shown more divergence than in the past few years, valuations of individual stocks remain narrowly clustered. This effect should not persist, potentially leading to significant alpha opportunities in the future. We have deployed capital toward strategies like managed futures, which should benefit from increased volatility, and we continue to focus on managers with high quality investment processes and a long-term focus on value.

Our firm’s philosophy is that a portfolio with diversified asset classes and strategies should act as a hedge for investors from downturns while offering the potential for capital appreciation in many different market environments. The Fund is specifically designed to provide investors with exposure to numerous asset classes and investment strategies, with the expectation that some funds should perform well at any given time in an effort to help offset others who are not. Although a portfolio of 60% equities and 40% bonds has worked well over the past decade, we firmly believe that this is unsustainable and that investing in alternatives is crucial to long-term portfolio success. Currently, the Fund contains strategies such as infrastructure, managed futures, and global macro in addition to long-only and long-short equity strategies. We remain committed to our philosophy and the Fund.

Thank you for your continued confidence in Alpha Capital Funds Management, LLC.

Regards,

Bradley H. Alford, CFA
Chief Investment Officer

Opinions expressed are those of Alpha Capital Funds Management, LLC, the Fund’s investment adviser, are subject to change at any time, are not guaranteed and should not be considered investment advice or a recommendation to buy or sell a security.

Mutual fund investing involves risk. Principal loss is possible. Because the Fund is a “fund of funds”, an investor will indirectly bear the principal risks of the underlying funds. The Fund bears its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The underlying funds may engage in short sales, which could result in such a fund’s investment performance suffering if it is required to close out a short position earlier than it had intended. Because the Fund invests in exchange-traded funds (“ETFs”), they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. Investments in closed-end funds may trade infrequently, with small volume, which may make it difficult to buy and sell shares and the value of funds may be discounted to the value of the underlying securities. The underlying funds may concentrate assets in fewer individual holdings and the volatility of these funds may be higher than more diversified funds. Investments in commodities-related businesses may be more volatile than investments in more traditional businesses based on demand and other factors. The underlying funds may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

Diversification does not assure a profit or protect against a loss in a declining market.

References to other mutual funds should not to be interpreted as an offer of these securities.

Alpha: Alpha measures risk-adjusted performance, factoring in the risk due to the specific security, rather than the overall market. A positive alpha of 1.0 means the fund has outperformed its benchmark index by 1%, adjusted for the risk taken (as measured by beta). Correspondingly, a similar negative alpha would indicate an underperformance of 1%, adjusted for risk.

Beta: Beta is a quantitative measure of the volatility of a given stock, mutual fund or portfolio, relative to the overall market, usually the S&P 500® Index. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security’s price will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

Correlation is a statistical measure of how two securities move in relation to each other. Perfect positive correlation (a correlation co-efficient of +1) implies that as one security moves in either direction, the other security will move in lockstep, in the same direction. Alternatively, perfect negative correlation means that if one security moves in either direction, the security that is perfectly negatively correlated will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

The Barclays Capital U.S. Aggregate Bond Index is a broad based-benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976.

The HFRI Fund of Funds Composite Index is an equal-weighted index that includes both domestic and offshore fund of funds. Funds included in the index invest with multiple managers through funds or managed accounts. The fund of funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies.

The JPMorgan EMBI Global Diversified Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobond, but  limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding.

The S&P 500® Index is a capitalization-weighted index of the prices of 500 large-cap common stocks actively traded in the United States. The stocks included in the S&P 500® Index are those of large publicly held companies that trade on either of the two largest American stock market exchanges; the New York Stock Exchange and the NASDAQ.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

The Morgan Stanley Capital International (“MSCI”) Europe, Australia, Far East (“EAFE”) Index is a capitalization weighted equity index which captures large and mid cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. With 910 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed Markets countries in the MSCI EAFE Index include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

The Morgan Stanley Capital Emerging Markets Index is a capitalization weighted benchmark of foreign common stocks. The index is an aggregate of 23 individual country indices that collectively represent many of the major emerging markets countries. With 836 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The BofA Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

The Consumer Price Index (“CPI”) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance.

You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the schedule of investments for a complete list of holdings.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor.

Alpha Capital Funds

EXPENSE EXAMPLE at September 30, 2015 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/15 – 9/30/15).

Actual Expenses

The first set of lines of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the operating expenses limitation agreement for the Alpha Defensive Alternatives Fund and the Alpha Opportunistic Alternatives Fund. Although the Funds charge no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of lines of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads),

Alpha Capital Funds

EXPENSE EXAMPLE at September 30, 2015 (Unaudited), Continued

redemption fees, or exchange fees. Therefore, the second set of lines of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	4/1/15	9/30/15	4/1/15 – 9/30/15
Actual
Defensive Alternatives Fund	$1,000.00	$ 970.40	$6.17
Opportunistic Alternatives Fund	$1,000.00	$ 965.50	$5.37
Hypothetical
(5% return before expenses)
Defensive Alternatives Fund	$1,000.00	$1,018.80	$6.33
Opportunistic Alternatives Fund	$1,000.00	$1,019.60	$5.52

*
Expenses are equal to an annualized expense ratio of 1.25% and 1.09% for the Defensive Alternatives Fund and the Opportunistic Alternatives Fund, respectively, multiplied by the average account value over the period, multiplied by 183 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

Alpha Capital Funds

ALLOCATION OF PORTFOLIO ASSETS – at September 30, 2015 (Unaudited)

Alpha Defensive Alternatives Fund

Alpha Opportunistic Alternatives Fund

Percentages represent market value as a percentage of total investments.

Alpha Defensive Alternatives Fund

Comparison of the change in value of a $10,000 investment in the
Alpha Defensive Alternatives Fund – Class I Shares vs the Barclays Capital U.S.
Aggregate Bond Index and the HFRI Hedge Fund of Funds Composite Index

		Since
Average Annual Total Return:	1 Year	Inception[1]
Alpha Defensive Alternatives Fund – Class I	-5.10%	0.84%
Barclays Capital U.S. Aggregate Bond Index	2.94%	3.59%
HFRI Fund of Funds Composite Index	0.00%	2.08%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-925-7422.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Barclays Capital U.S. Aggregate Bond Index is a broad-based index that measures the investment-grade, U.S. dollar-denominated taxable fixed income market and includes Treasury, agency, corporate, mortgage-backed, asset-backed and commercial mortgage-backed securities.

The Hedge Fund Research, Inc. (“HFRI”) Fund of Funds Composite Index is a benchmark designed to reflect hedge fund of funds industry performance by constructing equally weighted composites of over 650 constituent funds, as reported by the hedge fund managers listed within the HFR Database.  The HFRI Monthly Indices are updated three times a month. The current month and the prior three months are left as estimates and are subject to change.  All performance prior to that is locked and is no longer subject to change.

1  The Fund commenced operations on January 31, 2011.

Alpha Opportunistic Alternatives Fund

Comparison of the change in value of a $10,000 investment in the
Alpha Opportunistic Alternatives Fund – Class I Shares vs the S&P 500® Index,
the Barclays Capital U.S. Aggregate Bond Index and the HFRI Hedge
Fund of Funds Composite Index

		Since
Average Annual Total Return:	1 Year	Inception[1]
Alpha Opportunistic Alternatives Fund – Class I	-6.12%	0.92%
Barclays Capital U.S. Aggregate Bond Index	2.94%	3.59%
S&P 500® Index	-0.61%	11.33%
HFRI Fund of Funds Composite Index	0.00%	2.08%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-925-7422.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Barclays Capital U.S. Aggregate Bond Index is a broad-based index that measures the investment-grade, U.S. dollar-denominated taxable fixed income market and includes Treasury, agency, corporate, mortgage-backed, asset-backed and commercial mortgage-backed securities.

The S&P 500® Index is a capitalization-weighted unmanaged index of 500 widely traded stocks, created by Standard & Poor’s, and considered to represent the performance of the U.S. stock market in general.  Effective January 28, 2015, the Barclays Capital U.S. Aggregate Bond Index has replaced the S&P 500® Index as a more appropriate comparative index for the Fund.

The Hedge Fund Research, Inc. (“HFRI”) Fund of Funds Composite Index is a benchmark designed to reflect hedge fund of funds industry performance by constructing equally weighted composites of over 650 constituent funds, as reported by the hedge fund managers listed within the HFR Database.  The HFRI Monthly Indices are updated three times a month. The current month and the prior three months are left as estimates and are subject to change.  All performance prior to that is locked and is no longer subject to change.

1  The Fund commenced operations on January 31, 2011.

Alpha Defensive Alternatives Fund

SCHEDULE OF INVESTMENTS at September 30, 2015

Shares		Value
	ALTERNATIVE FUNDS – 70.87%
187,991	Angel Oak Multi-Strategy Income Fund – Institutional Class	$2,220,171
194,136	AQR Managed Futures Strategy Fund – Institutional Class	2,182,093
246,082	AQR Multi-Strategy Alternative Fund – Institutional Class	2,569,091
102,397	Deutsche Global Infrastructure Fund – Institutional Class	1,325,022
204,177	John Hancock Funds II – Global Absolute
	Return Strategies Fund – Institutional Class	2,252,070
181,080	Osterweis Strategic Income Fund – Institutional Class	1,997,316
213,336	PIMCO TRENDS Managed Futures
	Strategy Fund – Institutional Class	2,163,230
	TOTAL ALTERNATIVE FUNDS
	(Cost $14,817,561)	14,708,993

	EQUITY FUNDS – 18.20%
227,166	Grizzly Short Fund – Retail Class*	1,815,060
142,876	Westwood Income Opportunity Fund – Institutional Class	1,963,113
	TOTAL EQUITY FUNDS
	(Cost $3,462,140)	3,778,173

	FIXED INCOME FUNDS – 9.76%
208,867	DoubleLine Emerging Markets Fixed
	Income Bond Fund – Institutional Class	2,026,007
	TOTAL FIXED INCOME FUNDS
	(Cost $2,148,806)	2,026,007
	Total Investments
	(Cost $20,428,507) – 98.83%	20,513,173
	Other Assets in Excess of Liabilities – 1.17%	242,680
	NET ASSETS – 100.00%	$20,755,853

*  Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Alpha Opportunistic Alternatives Fund

SCHEDULE OF INVESTMENTS at September 30, 2015

Shares		Value
	ALTERNATIVE FUNDS – 97.49%
305,378	Abbey Capital Futures Strategy Fund – Institutional Class^	$3,713,394
253,437	AQR Managed Futures Strategy HV Fund – Institutional Class	3,081,789
385,356	AQR Style Premia Alternative Fund – Institutional Class	4,019,262
188,856	Boston Partners Long/Short Equity Fund – Institutional Class	3,633,581
136,470	Hotchkis and Wiley Value
	Opportunities Fund – Institutional Class	3,627,361
79,193	IVA Worldwide Fund – Institutional Class	1,338,365
229,567	Lazard Global Listed Infrastructure
	Portfolio – Institutional Class	3,181,793
308,772	PIMCO StocksPLUS AR Short Fund – Institutional Class	3,581,756
136,876	Weitz Partners III Opportunity Fund	1,947,740
370,398	Western Asset Macro Opportunities Fund – Institutional Class	3,948,444
	TOTAL ALTERNATIVE FUNDS
	(Cost $31,311,552)	32,073,485

	EXCHANGE-TRADED FUNDS – 5.08%
155,000	iShares Gold Trust*	1,670,900
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $1,768,555)	1,670,900

	MONEY MARKET FUNDS – 1.55%
509,028	Invesco STIT Liquid Assets Portfolio –
	Institutional Class, 0.16%+	509,028
	TOTAL MONEY MARKET FUNDS
	(Cost $509,028)	509,028
	Total Investments (Cost $33,589,135) – 104.12%	34,253,413
	Liabilities in Excess of Other Assets – (4.12)%	(1,355,285)
	NET ASSETS – 100.00%	$32,898,128

*	Non-income producing security.
+	Rate shown is the 7-day annualized yield as of September 30, 2015.
^	A portion of this security is considered illiquid. The fair value of the illiquid portion totals $1,183,883, which represents 3.60% of total net assets.

The accompanying notes are an integral part of these financial statements.

Alpha Capital Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2015

	Alpha Defensive	Alpha Opportunistic
	Alternatives Fund	Alternatives Fund
ASSETS
Investments, at value (cost $20,428,507
and $33,589,135, respectively)	$20,513,173	$34,253,413
Receivables:
Securities sold	300,000	325,000
Fund shares issued	2,978	13,285
Interest	32	85
Prepaid expenses	7,115	7,096
Total assets	20,823,298	34,598,879

LIABILITIES
Payables:
Securities purchased	6,422	450,000
Due to adviser	7,297	16,510
Fund shares redeemed	—	1,188,623
Administration and fund accounting fees	9,179	11,702
Audit fees	19,200	19,200
Transfer agent fees and expenses	4,739	4,998
Custody fees	1,384	1,882
Legal fees	3,469	3,350
Shareholder reporting	1,587	2,119
Chief Compliance Officer fee	1,500	1,500
Due to custodian	11,678	—
Accrued other expenses	990	867
Total liabilities	67,445	1,700,751

NET ASSETS	$20,755,853	$32,898,128

CALCULATION OF NET
ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$20,755,853	$32,898,128
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	2,183,946	3,356,317
Net asset value, offering and
redemption price per share	$9.50	$9.80

COMPONENTS OF NET ASSETS
Paid-in capital	$22,638,230	$34,935,013
Undistributed net investment income	246,063	102,553
Accumulated net realized loss on investments	(2,213,106)	(2,803,716)
Net unrealized appreciation on investments	84,666	664,278
Net assets	$20,755,853	$32,898,128

The accompanying notes are an integral part of these financial statements.

Alpha Capital Funds

STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2015

	Alpha Defensive	Alpha Opportunistic
	Alternatives Fund	Alternatives Fund
INVESTMENT INCOME
Income
Dividends	$1,208,733	$1,659,408
Interest	301	495
Total income	1,209,034	1,659,903
Expenses
Advisory fees (Note 4)	205,685	380,313
Administration and fund
accounting fees (Note 4)	62,019	73,754
Transfer agent fees and expenses (Note 4)	27,120	34,840
Audit fees	19,804	19,804
Registration fees	19,289	22,341
Trustee fees	9,564	9,958
Chief Compliance Officer fee (Note 4)	9,000	9,000
Legal fees	8,584	9,130
Miscellaneous	8,076	10,171
Custody fees (Note 4)	7,227	12,349
Reports to shareholders	4,652	8,665
Insurance expense	2,258	2,855
Other expenses	418	1,569
Total expenses	383,696	594,749
Advisory fee recoupment
or waiver (Note 4)	11,851	(3,386)
Net expenses	395,547	591,363
Net investment income	813,487	1,068,540

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(1,520,835)	(3,367,034)
Capital gain distributions from
regulated investment companies	357,031	2,058,568
Net change in unrealized
appreciation on investments	(1,281,488)	(3,400,193)
Net realized and unrealized
loss on investments	(2,445,292)	(4,708,659)
Net decrease in net assets
resulting from operations	$(1,631,805)	$(3,640,119)

The accompanying notes are an integral part of these financial statements.

Alpha Defensive Alternatives Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$813,487	$323,188
Net realized loss on investments	(1,520,835)	(297,751)
Capital gain distributions from
regulated investment companies	357,031	372,942
Net change in unrealized
appreciation on investments	(1,281,488)	1,155,626
Net increase/(decrease) in net
assets resulting from operations	(1,631,805)	1,554,005
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(916,371)	(435,569)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(14,275,330)	8,331,335
Total increase/(decrease) in net assets	(16,823,506)	9,449,771
NET ASSETS
Beginning of year	37,579,359	28,129,588
End of year	$20,755,853	$37,579,359
Includes undistributed net investment income of	$246,063	$193,756

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2015		September 30, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	417,566	$4,121,672	1,720,468	$17,292,464
Shares issued
in reinvestment
of distributions	79,913	787,942	36,477	361,856
Shares redeemed	(1,970,051)	(19,184,944)	(926,797)	(9,322,985)
Net increase/(decrease)	(1,472,572)	$(14,275,330)	830,148	$8,331,335

The accompanying notes are an integral part of these financial statements.

Alpha Opportunistic Alternatives Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,068,540	$255,037
Net realized loss on investments	(3,367,034)	(443,452)
Capital gain distributions from
regulated investment companies	2,058,568	1,101,690
Net change in unrealized
appreciation on investments	(3,400,193)	1,763,966
Net increase/(decrease) in net assets
resulting from operations	(3,640,119)	2,677,241
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,564,076)	(400,649)
From net realized gain on investments	(212,693)	—
Total distributions to shareholders	(1,776,769)	(400,649)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(27,402,638)	18,409,855
Total increase/(decrease) in net assets	(32,819,526)	20,686,447
NET ASSETS
Beginning of year	65,717,654	45,031,207
End of year	$32,898,128	$65,717,654
Includes undistributed net investment income of	$102,553	$161,379

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2015		September 30, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,541,424	$15,840,867	3,220,317	$34,464,384
Shares issued
in reinvestment
of distributions	174,169	1,771,296	35,825	373,295
Shares redeemed	(4,488,441)	(45,014,801)	(1,532,107)	(16,427,824)
Net increase/(decrease)	(2,772,848)	$(27,402,638)	1,724,035	$18,409,855

The accompanying notes are an integral part of these financial statements.

Alpha Defensive Alternatives Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

					January 31,
					2011*
					through
	Year Ended September 30,				September 30,
	2015	2014	2013	2012	2011
Net asset value,
beginning of period	$10.28	$9.95	$10.22	$9.88	$10.00

Income from investment operations:
Net investment income(3)(5)	0.25	0.09	0.12	0.26	0.21
Net realized and unrealized
gain/(loss) on investments	(0.76)	0.37	(0.23)	0.43	(0.33)
Total from investment operations	(0.51)	0.46	(0.11)	0.69	(0.12)

Less distributions:
From net investment income	(0.27)	(0.13)	(0.16)	(0.35)	—
Total distributions	(0.27)	(0.13)	(0.16)	(0.35)	—

Net asset value, end of period	$9.50	$10.28	$9.95	$10.22	$9.88

Total return	-5.10%	4.65%	-1.07%	7.13%	-1.20	%(2)

Ratios/supplemental data:
Net assets, end
of period (thousands)	$20,756	$37,579	$28,130	$15,950	$6,819
Ratio of expenses to average net assets:
Before fee waivers, expense
reimbursement and recoupment(4)	1.21%	1.18%	1.33%	2.24%	3.46	%(1)
After fee waivers, expense
reimbursement and recoupment(4)	1.25%	1.25%	1.25%	1.25%	1.25	%(1)
Ratio of net investment
income to average net assets:
Before fee waivers, expense
reimbursement and recoupment(3)	2.61%	1.00%	1.11%	1.65%	0.82	%(1)
After fee waivers, expense
reimbursement and recoupment(3)	2.57%	0.93%	1.19%	2.64%	3.03	%(1)
Portfolio turnover rate	124.38%	102.65%	152.41%	127.58%	30.40	%(2)

*	Commencement of operations.
(1)	Annualized.
(2)	Not annualized.
(3)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.  The ratio does not include net investment income of the investment companies in which the Fund invests.

(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Alpha Opportunistic Alternatives Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

					January 31,
					2011*
					through
	Year Ended September 30,				September 30,
	2015	2014	2013	2012	2011
Net asset value,
beginning of period	$10.72	$10.22	$9.93	$9.20	$10.00

Income from investment operations:
Net investment income/(loss)(3)(5)	0.19	0.05	0.04	0.10	(0.01)
Net realized and unrealized
gain/(loss) on investments	(0.84)	0.53	0.41	0.75	(0.79)
Total from investment operations	(0.65)	0.58	0.45	0.85	(0.80)

Less distributions:
From net investment income	(0.24)	(0.08)	(0.16)	(0.12)	—
From net realized
gain on investments	(0.03)	—	—	—	—
Total distributions	(0.27)	(0.08)	(0.16)	(0.12)	—

Net asset value, end of period	$9.80	$10.72	$10.22	$9.93	$9.20

Total return	-6.12%	5.72%	4.55%	9.33%	-8.00	%(2)

Ratios/supplemental data:
Net assets, end
of period (thousands)	$32,898	$65,718	$45,031	$11,838	$5,783
Ratio of expenses to average net assets:
Before fee waivers, expense
reimbursement and recoupment(4)	1.02%	0.97%	1.15%	2.39%	3.34	%(1)
After fee waivers, expense
reimbursement and recoupment(4)	1.01%	1.21%	1.25%	1.25%	1.25	%(1)
Ratio of net investment
income/(loss) to average net assets:
Before fee waivers, expense
reimbursement and recoupment(3)	1.82%	0.68%	0.46%	(0.16)%	(2.19	)%(1)
After fee waivers, expense
reimbursement and recoupment(3)	1.83%	0.44%	0.36%	0.98%	(0.10	)%(1)
Portfolio turnover rate	170.41%	72.20%	121.46%	87.97%	97.15	%(2)

*	Commencement of operations.
(1)	Annualized.
(2)	Not annualized.
(3)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.  The ratio does not include net investment income of the investment companies in which the Fund invests.

(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2015

NOTE 1 – ORGANIZATION

The Alpha Defensive Alternatives Fund and the Alpha Opportunistic Alternatives Fund (together, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Funds, which are both diversified funds, began operations on January 31, 2011. The investment objective of the Defensive Alternatives Fund is to achieve capital preservation and the investment objective of the Opportunistic Alternatives Fund is to achieve long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their fair value, as described in note 3.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Funds’ returns filed for open tax years 2012-2014, or expected to be taken in the Funds’ 2015 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody, and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended September 30, 2015, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income/(Loss)	Gain/(Loss)	Capital
Defensive Alternatives Fund	$155,191	$(154,330)	$ (861)
Opportunistic Alternatives Fund	436,710	(434,963)	(1,747)

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of September 30, 2015, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Funds’ investments are carried at fair value. Equity securities, including exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share, determined at the

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

close of the New York Stock Exchange (generally 4:00 pm EST) on the valuation date.  Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  When the Funds are unable to receive an NAV from an underlying fund, shares of the underlying fund will be valued at its fair market value as determined in good faith by the Trust’s Valuation Committee.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

According to Section 12(d)(1)(F) of the 1940 Act, a registered investment company may restrict the redemption of its shares by a Fund and certain of its affiliates to 1% of its total outstanding shares during a 30 day period. Under the Trust’s Liquidity Guidelines, an investment company position that exceeds 1% of the outstanding shares may be considered illiquid. In addition, each Fund is restricted from investing more than 15% of its net assets in illiquid securities.

The inputs or methodology used for valuing securities is not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2015:

Defensive Alternatives Fund
	Level 1	Level 2	Level 3	Total
Alternative Funds	$14,708,993	$—	$—	$14,708,993
Equity Funds	3,778,173	—	—	3,778,173
Fixed Income Funds	2,026,007	—	—	2,026,007
Total Investments	$20,513,173	$—	$—	$20,513,173

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

Opportunistic Alternatives Fund
	Level 1	Level 2	Level 3	Total
Alternative Funds	$32,073,485	$—	$—	$32,073,485
Exchange-Traded Funds	1,670,900	—	—	1,670,900
Money Market Funds	509,028	—	—	509,028
Total Investments	$34,253,413	$—	$—	$34,253,413

Refer to the Funds’ schedules of investments for additional detail. Transfers between levels are recognized at September 30, 2015, the end of the reporting period. The Funds recognized no transfers to/from level 1 or level 2.  There were no level 3 securities held in the Funds during the year ended September 30, 2015.

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share (or its equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended September 30, 2015, Alpha Capital Funds Management, LLC (the “Advisor”) provided the Funds with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly. The Funds pay fees calculated at an annual rate of 0.65%, based upon the average daily net assets of each Fund.  For the year ended September 30, 2015, the Defensive Alternatives Fund and Opportunistic Alternatives Fund incurred $205,685 and $380,313 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses of each Fund to 1.25% of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Funds’ expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the year ended September 30, 2015, the Advisor recouped $11,851 in previously waived expenses for the Defensive Alternatives Fund. For the year ended September 30, 2015, the Advisor reduced its fees in the amount of $3,386 for the Opportunistic Alternatives Fund.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

	2016	2017	2018	Total
Defensive Alternatives Fund	$21,132	$—	$ —	$21,132
Opportunistic Alternatives Fund	—	—	3,386	3,386

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are also employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

For the year ended September 30, 2015, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

	Defensive	Opportunistic
	Alternatives	Alternatives
	Fund	Fund
Administration
and Fund Accounting	$62,019	$73,754
Transfer Agency (excludes
out-of-pocket expenses)	21,362	23,230
Custody	7,227	12,349
Chief Compliance Officer	9,000	9,000

At September 30, 2015, the Funds had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Defensive	Opportunistic
	Alternatives	Alternatives
	Fund	Fund
Administration
and Fund Accounting	$9,179	$11,702
Transfer Agency (excludes
out-of-pocket expenses)	3,649	3,735
Custody	1,384	1,882
Chief Compliance Officer	1,500	1,500

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2015, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Cost of Purchases	Proceeds from Sales
Defensive Alternatives Fund	$38,477,484	$ 52,258,600
Opportunistic Alternatives Fund	97,928,309	122,791,174

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended September 30, 2015 and the year ended September 30, 2014 was as follows:

Defensive Alternatives Fund
	September 30, 2015	September 30, 2014
Ordinary Income	$916,371	$435,569

Opportunistic Alternatives Fund
	September 30, 2015	September 30, 2014
Ordinary Income	$1,564,091	$400,649
Long-Term Capital Gains	212,678	—

As of September 30, 2015, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Defensive	Opportunistic
	Alternatives	Alternatives
	Fund	Fund
Cost of investments (a)	$20,822,201	$35,273,230
Gross tax unrealized appreciation	407,541	976,120
Gross tax unrealized depreciation	(716,569)	(1,995,937)
Net tax unrealized depreciation (a)	(309,028)	(1,019,817)
Undistributed ordinary income	246,063	94,566
Undistributed long-term capital gain	—	—
Total distributable earnings	246,063	94,566
Other accumulated gains/(losses)	(1,819,412)	(1,111,634)
Total accumulated earnings/(losses)	$(1,882,377)	$(2,036,885)

(a)	The differences between book basis and tax basis net unrealized depreciation and cost are attributable primarily to the tax deferral of losses on wash sales adjustments.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

At September 30, 2015, the Funds had capital loss carryforwards as follows:

	Short-Term	Long-Term
	Capital Loss	Capital Loss
	Carryforwards	Carryforwards
Defensive Alternatives Fund	$1,303,111	$516,301
Opportunistic Alternatives Fund	1,111,634	—

All capital loss carryforwards may be carried forward indefinitely to offset future gains.

Alpha Capital Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and Shareholders of:
Alpha Defensive Alternatives Fund
Alpha Opportunistic Alternatives Fund

We have audited the accompanying statements of assets and liabilities of the Alpha Defensive Alternatives Fund and Alpha Opportunistic Alternatives Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period January 31, 2011 (commencement of operations) to September 30, 2011.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Alpha Defensive Alternatives Fund and Alpha Opportunistic Alternatives Fund, as of September 30, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period January 31, 2011 (commencement of operations) to September 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 30, 2015

Alpha Capital Funds

NOTICE TO SHAREHOLDERS at September 30, 2015 (Unaudited)

For the year ended September 30, 2015, the Defensive Alternatives Fund and Opportunistic Alternatives Fund designated $916,371 and $1,564,091, respectively, as ordinary income. For the year ended September 30, 2015, the Opportunistic Alternatives Fund designated $212,678 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended September 30, 2015, certain dividends paid by the Alpha Capital Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 19.78% and 22.00% for the Defensive Alternatives Fund and Opportunistic Alternatives Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2015 was 18.00% and 6.90% for the Defensive Alternatives Fund and Opportunistic Alternatives Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended September 30, 2015 was 0.00% and 0.00% for the Defensive Alternatives Fund and Opportunistic Alternatives Fund, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-9Alphacap (1-877-925-7422) or on the U.S. Securities and Exchange Commission’s (SEC’s) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2015

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015 is available without charge, upon request, by calling 1-877-9Alphacap (1-877-925-7422). Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-877-9Alphacap (1-877-925-7422).

Alpha Capital Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Address	Held with	of Time	During Past	Overseen by	Past Five
and Age	the Trust	Served	Five Years	Trustee(2)	Years(3)
Independent Trustees(1)
Gail S. Duree	Trustee	Indefinite	Director, Alpha	2	Trustee,
(age 69)		term	Gamma Delta		Advisors
615 E. Michigan Street		since	Housing Corporation		Series Trust
Milwaukee, WI 53202		March	(collegiate housing		(for series not
		2014.	management)		affiliated with
			(2012 to present);		the Funds);
			Trustee and Chair		Independent
			(2000 to 2012),		Trustee from
			New Covenant Mutual		1999 to 2012,
			Funds (1999-2012);		New Covenant
			Director and Board		Mutual Funds.
Member, Alpha
Gamma Delta
Foundation
(philanthropic
organization)
(2005 to 2011).

Donald E. O’Connor	Trustee	Indefinite	Retired; former	2	Trustee,
(age 79)		term	Financial Consultant		Advisors
615 E. Michigan Street		since	and former Executive		Series Trust
Milwaukee, WI 53202		February	Vice President and Chief		(for series not
		1997.	Operating Officer of		affiliated with
			ICI Mutual Insurance		the Funds);
			Company (until		Trustee, The
			January 1997).		Forward Funds
(26 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 81)		term	President, Hotchkis		Advisors
615 E. Michigan Street		since	and Wiley Funds		Series Trust
Milwaukee, WI 53202		May	(mutual funds)		(for series not
		2002.	(1985 to 1993).		affiliated with
the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

Alpha Capital Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Address	Held with	of Time	During Past	Overseen by	Past Five
and Age	the Trust	Served	Five Years	Trustee(2)	Years(3)
Independent Trustees(1)
George T. Wofford	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 75)		term	Senior Vice		Advisors
615 E. Michigan Street		since	President, Federal		Series Trust
Milwaukee, WI 53202		February	Home Loan Bank		(for series not
		1997.	of San Francisco.		affiliated with
the Funds).
Interested Trustee
Joe D. Redwine(4)	Interested	Indefinite	President, CEO,	2	Trustee,
(age 68)	Trustee	term	U.S. Bancorp		Advisors
615 E. Michigan Street		since	Fund Services, LLC		Series Trust
Milwaukee, WI 53202		September	(May 1991 to present).		(for series not
		2008.			affiliated with
the Funds).

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years
Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 68)	and	term since	(May 1991 to present).
615 E. Michigan Street	Chief	September
Milwaukee, WI 53202	Executive	2007.
Officer

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 48)	and	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	June 2003.	(March 1997 to present).
Milwaukee, WI 53202	Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 54)	and	term since	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	December	to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 44)	Treasurer	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Alpha Capital Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years
Officers
Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 44)	Treasurer	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2004 to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 58)	President,	term since	LLC (February 2008 to present).
615 E. Michigan Street	Chief	September
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
(age 50)		term since	Fund Services, LLC (May 2006 to present).
615 E. Michigan Street		September
Milwaukee, WI 53202		2015.

Emily R. Enslow, Esq.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund
(age 28)	Secretary	term since	Services, LLC (July 2013 to present); Proxy Voting
615 E. Michigan Street		September	Coordinator and Class Action Administrator,
Milwaukee, WI 53202		2015.	Artisan Partners Limited Partnership (September
2012 to July 2013); Legal Internship, Artisan
Partners Limited Partnership (February 2012 to
September 2012); J.D. Graduate, Marquette
University Law School (2009 to 2012).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2015, the Trust is comprised of 46 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-877-925-7422.

Alpha Capital Funds

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-9Alphacap (1-877-925-7422) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Alpha Capital Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Alpha Capital Funds Management, LLC
3060 Peachtree Road, Suite 240
One Buckhead Plaza
Atlanta, Georgia 30305

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-925-7422.

AQ-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2015	FYE 9/30/2014
Audit Fees	$31,800	$30,800
Audit-Related Fees	N/A	N/A
Tax Fees	$6,600	$6,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2015	FYE 9/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2015	FYE 9/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*                    /s/ Douglas G. Hess
Douglas G. Hess, President

Date  12/7/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Douglas G. Hess
Douglas G. Hess, President

Date  12/7/15

By (Signature and Title)*                    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date  12/7/15

* Print the name and title of each signing officer under his or her signature.